                              Prudential Long Term
                                 Growth Account


                                    [PHOTO]

                        Annual Report to Contract Owners


                                December 31, 2001

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777


Pruco Life Insurance Company
213 Washington Street
Newark, NJ 07102-2992                                [LOGO] Prudential Financial

================================================================================
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for VCA-2. It is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2, Long Term Growth Account, or the Account). VCA-2 is distributed by Prudential Investment Management Services LLC, an affiliate of The Prudential Insurance Company of America. VCA-2 is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ.

The Prudential Long Term Growth Account        Annual Report   December 31, 2001
--------------------------------------------------------------------------------

Letter to Contract Owners



DEAR CONTRACT OWNER:

This annual report reviews the investment strategies and performance of The Prudential Long-Term Growth Account.

SEPTEMBER 11, 2001

The days and weeks following the attacks of September 11 were difficult for all Americans. As a nation we mourned, yet our resolve to carry on was strong. At Prudential Financial, getting back to business was the best way we knew to pay tribute to the American spirit and reassure our clients of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and in the aftermath of the terrorist attacks, it was even more so. It was important for us to be there for you.

FINANCIAL MARKETS ARE RESILIENT

As of this writing, what we have known about the resilience of our financial markets has been reaffirmed. In the period following the attacks, the Dow Jones Industrial Average--considered a general measure of market performance--fell to its lowest level since October 1998. This decline was not unexpected--the markets exhibited similar behavior in the wake of other pivotal moments in history, including Pearl Harbor, the Cuban Missile Crisis, and the start of the Persian Gulf War. Likewise, the Index's rebound mirrored historic precedent when on Friday, November 9, the Average rose above its pre-September 11 level for the first time. Of course, historic precedent should not be used to predict the outcome of future events.

STAY THE COURSE

The behavior of the broad market in the weeks following September 11 underscores the importance of refraining from making investment decisions based on emotional reactions--it's better to maintain a patient focus on long-term investment strategies. Now may also be a good time for investors to review their portfolios, to ensure that their assets are allocated in a way that is best suited to meet these strategies. Above all else, investors should continue to seek guidance from a financial professional.

Thank you.

Sincerely,

/s/ David R. Odenath, Jr.
David R. Odenath, Jr.
Chairman,
The Prudential Variable Contract Account-2                      January 31, 2002


[PHOTO]
Chairman
David R. Odenath, Jr.

"The behavior of the broad market in the weeks following September 11 underscores the importance of refraining from making investment decisions based on emotional reactions--it's better to maintain a patient focus on long-term investment strategies."

The Prudential Long Term Growth Account    Annual Report       December 31, 2001
--------------------------------------------------------------------------------

VCA-2 PORTFOLIO


MANAGED BY
Jennison Associates LLC

"We now have three factors that historically have spurred economic growth: reductions in interest rates, tax rebates that stimulate consumer spending, and low energy prices. Nonetheless, there is a wide range of reasonable views about the timing and strength of renewed economic growth. Consequently, we remain focused on the stocks of companies with strong balance sheets and sizeable free cash flows. We also look for shares that are inexpensive, where a company's growth potential is not yet fully reflected in its price."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
Average Annual Returns                   1-Year     3-Year   5-Year    10-Year

Long Term Growth Acct./1/                 -9.97%    -0.36%    4.68%     11.05%
Long Term Growth Acct. (with sales
  charge)/2/                             -13.10%    -2.07%    3.27%      9.89%
S&P 500/4/                               -11.88%    -1.03%   10.70%     12.93%
Lipper Multi-Cap Value Fund Avg./3/       -1.78%     5.37%   10.51%     13.28%
--------------------------------------------------------------------------------

On a relative basis, the Account outperformed the S&P 500 Index, but both the Fund's and Index's substantial negative returns reflected the difficult equity market environment.

PERFORMANCE REVIEW

Losses in the technology and telecommunications sectors hurt portfolio performance the most. Companies such as Cisco Systems (networking), Sun Microsystems (computer hardware), Nokia (wireless equipment), and Global Crossing (telecommunications services) declined the most. We fared better than many of our peers due to our decision to underweight these sectors relative to the S&P 500 Index, and also by careful stock selection. Our technology buying has been cautious, and we have avoided some of the worst stocks in the sector. In fact, some of our holdings performed well, including Dell Computer and IBM.

In an environment of greater uncertainty about the economy and future earnings, we also had gains on companies with steady earnings and cash flow, such as Darden Restaurants, a well-managed company that owns the Olive Garden and Red Lobster restaurant brands. Freeport-McMoran Copper and Gold performed well as investors showed renewed interest in gold stocks in general and Freeport-McMoran, as a low cost producer, in particular. XL Capital, a property and casualty insurer was another good performer; its shares were inexpensive because reinsurance prices did not firm as quickly as those of primary property/casualty insurance. Both its pricing and volume were accelerating before September 11; the terrorist attacks greatly increased the demand for reinsurance.

                         $10,000 INVESTED OVER 10 YEARS

                       VCA-2                     Lipper Growth Funds        S&P 500
Dec/1991               10,000                          10,000                10,000
                        9,968                          10,232                 9,932
Dec/1992               11,381                          11,304                10,761
                       12,738                          12,210                11,285
Dec/1993               14,069                          13,134                11,845
                       13,642                          12,810                11,444
Dec/1994               13,880                          13,161                12,000
                       15,807                          15,934                14,422
Dec/1995               17,825                          17,817                16,502
                       19,808                          19,467                18,165
Dec/1996               22,708                          22,385                20,285
                       26,069                          25,952                24,462
Dec/1997               29,952                          29,894                27,048
                       32,380                          33,051                31,839
Dec/1998               28,861                          33,090                34,779
                       33,443                          36,489                39,075
Dec/1999               30,766                          35,766                42,086
                       30,701                          36,019                41,908
Dec/2000               33,410                          39,435                38,258
                       32,305                          39,918                35,699
Dec/2001               30,080                          38,754                33,723


     These results represent past performance and are no guarantee of future performance. Investment return and principal value of the Long Term Growth Account will fluctuate resulting in a value which may at any time, including the time of withdrawal of the cash value, be more or less than the total principal investment made. Investment in the Long Term Growth Account involves various risks which are more fully described in the prospectus. For more complete information about the Account, including charges and expenses, contact Prudential for a free prospectus. Please read it carefully before investing. The Long Term Growth Account is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ and is distributed by Prudential Investment Management Services LLC, an affiliate of Prudential.

/1/ The results are shown after the deduction of all expenses including investment management and mortality and expense charges but do not include the effect of any sales charge. Source: Prudential

/2/ The results are shown after the deduction of all expenses including investment management, mortality and expense charges and in addition reflect the deduction of a front-end 21/2% sales charge and the impact of an annual account charge. Source: Prudential

/3/ The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/4/ The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Account. The securities that comprise the S&P 500 may differ substantially from the securities in the Account. The S&P 500 is not the only index that may be used to characterize performance of this Account, and other indices may portray different comparative performance. Investors cannot invest directly in an index.

                         Financial Highlights for VCA-2
               Income and Capital Changes Per Accumulation Unit*
           (For an Accumulation Unit outstanding throughout the year)

                                                                            Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                   2001              2000              1999             1998             1997
--------------------------------------------------------------------------------------------------------------------------------
Investment Income ........................     $  .3621          $  .4152          $  .4596         $  .3414         $  .2633
--------------------------------------------------------------------------------------------------------------------------------
Expenses

   Investment management fee .............       (.0320)           (.0321)           (.0316)          (.0325)          (.0284)
   Assuming mortality and expense risks ..       (.0960)           (.0961)           (.0948)          (.0974)          (.0850)
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income ....................        .2341             .2870             .3332            .2115            .1499
--------------------------------------------------------------------------------------------------------------------------------
Capital Changes
   Net realized gain (loss) on investments      (2.1868)           1.8450            1.3723           3.1604           4.7245
   Net change in unrealized appreciation
   (depreciation) of investments .........       (.7809)            .0344           (1.4043)         (4.3161)          1.3843
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Accumulation
Unit Value ...............................      (2.7336)           2.1664             .3012           (.9442)          6.2587
--------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value
   Beginning of year .....................      27.4062           25.2398           24.9386          25.8828           9.6241
   End of year ...........................      24.6726          $27.4062          $25.2398         $24.9386         $25.8828
--------------------------------------------------------------------------------------------------------------------------------
Total Return+ ............................        (9.97)%            8.58%             1.21%           (3.65)%          31.89%
--------------------------------------------------------------------------------------------------------------------------------
Ratio Of Expenses To
   Average Net Assets** ..................          .50%              .50%              .50%             .50%             .50%
--------------------------------------------------------------------------------------------------------------------------------
Ratio Of Net Investment Income To
   Average Net Assets** ..................          .92%             1.12%             1.33%             .81%             .70%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate ..................           80%               84%               81%              43%              47%
--------------------------------------------------------------------------------------------------------------------------------
Number of Accumulation Units Outstanding
   for Participants at end of year
   (000 omitted) .........................       15,271            16,372            20,424           26,278           28,643


*Calculated by accumulating the actual per unit amounts daily.

**These calculations exclude Prudential's equity in VCA-2.

+ Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

                       See Notes to Financial Statements

                          Financial Statements of VCA-2
                 Statement of Net Assets as of December 31, 2001

Common Stock                                                     Value
Investments - 95.1%                           Shares           [Note 2A]
--------------------------------------------------------------------------
Aerospace/Defense - 3.1%
Northrop Grumman Corp.                        80,000         $ 8,064,800
Raytheon Co.                                 125,900           4,087,973
                                                             -----------
                                                              12,152,773
--------------------------------------------------------------------------
Agriculture - 0.4%
Monsanto Co.                                  41,500           1,402,700
--------------------------------------------------------------------------
Automotive/Motorcyles - 0.5%
Harley-Davidson, Inc.                         38,600           2,096,366
--------------------------------------------------------------------------
Banking & Financial Services - 5.8%
Bank One Corp.                               158,000           6,169,900
Citigroup, Inc.                              137,664           6,949,279
FleetBoston Financial Corp.                   76,900           2,806,850
Household International, Inc.                 63,800           3,696,572
MBNA Corp.                                    94,800           3,336,960
                                                             -----------
                                                              22,959,561
--------------------------------------------------------------------------
Chemicals - 0.6%
Agrium, Inc.                                 215,300           2,282,180
--------------------------------------------------------------------------
Commercial Services - 1.6%
Convergys Corp.(a)                           173,900           6,519,511
--------------------------------------------------------------------------
Computer Hardware - 3.0%
Hewlett-Packard Co.                           95,800           1,967,732
International Business
   Machines Corp.                             82,500           9,979,200
                                                             -----------
                                                              11,946,932
--------------------------------------------------------------------------
Computer Software & Services - 4.3%
Microsoft Corp.(a)                           208,100          13,790,787
Oracle Corp.(a)                              236,700           3,268,827
                                                             -----------
                                                              17,059,614
--------------------------------------------------------------------------
Diversified Industries - 4.7%
General Electric Co.                          51,000           2,044,080
Minnesota Mining &
     Manufacturing Co.                        46,400           5,484,944
Tyco International Ltd.                      189,000          11,132,100
                                                             -----------
                                                              18,661,124
--------------------------------------------------------------------------
Electronics - 3.6%
Applied Materials, Inc.(a)                    27,600           1,106,760
Micron Technology, Inc.(a)                   222,800           6,906,800
Texas Instruments, Inc.                      227,300           6,364,400
                                                             -----------
                                                              14,377,960
--------------------------------------------------------------------------
Food & Beverages - 1.8%
PepsiCo, Inc.                                150,300           7,318,107
--------------------------------------------------------------------------
Healthcare - 3.6%
Health Net, Inc.(a)                          237,900           5,181,462
WellPoint Health Networks Inc.(a)             79,600           9,301,260
                                                             -----------
                                                              14,482,722
--------------------------------------------------------------------------
Hotels & Motels - 0.6%
Marriott International, Inc.--Cl. A           62,900           2,556,885
--------------------------------------------------------------------------
Insurance - 11.4%
American International Group, Inc.           124,100           9,853,540
CIGNA Corp.                                   97,100           8,996,315
Hartford Financial Services
     Group, Inc.                             101,600           6,383,528
Loews Corp.                                  150,900           8,356,842
Trenwick Group Ltd.                          245,000           2,491,650
XL Capital Ltd.--Cl. A (Bermuda)             103,284           9,436,026
                                                             -----------
                                                              45,517,901
--------------------------------------------------------------------------
Media - 4.6%
Knight-Ridder, Inc.                           24,500           1,590,785
Liberty Media Corp.(a)                       513,400           7,187,600
The New York Times Co.--Cl. A                 87,900           3,801,675
Viacom Inc.--Cl. B(a)                        132,200           5,836,630
                                                             -----------
                                                              18,416,690
--------------------------------------------------------------------------
Metals & Mining - 6.3%
Alcoa, Inc.                                  187,100           6,651,405
Freeport-McMoran Copper &
   Gold, Inc.--Cl. A(a)                      284,400           3,668,760
Freeport-McMoran Copper &
   Gold, Inc.--Cl. B(a)                      326,000           4,365,140
Newmont Mining Corp.                         326,800           6,245,148
Phelps Dodge Corp.(a)                        128,700           4,169,880
The Carbide/Graphite Group, Inc.(a)          427,700                 428
                                                             -----------
                                                              25,100,761
--------------------------------------------------------------------------
Office Equipment & Supplies - 1.0%
Xerox Corp.(a)                                75,400           3,911,668
--------------------------------------------------------------------------
Oil & Gas Exploration & Production - 10.1%
Anadarko Petroleum Corp.                      83,600           4,752,660
Baker Hughes, Inc.                            85,200           6,754,244
Conoco, Inc.                                  61,600           4,573,280
Devon Energy Corp.                            21,800           4,707,570
Halliburton Co.                              117,200           1,535,320
Kerr-McGee Corp.                              72,799           3,989,385
Phillips Petroleum Co.                       113,400           6,833,484
Transocean Sedco Forex, Inc.                 211,700           7,159,694
                                                             -----------
                                                              40,305,637
--------------------------------------------------------------------------

                       See Notes to Financial Statements

                          Financial Statements of VCA-2
                Statement of Net Assets as of December 31, 2001

Common Stock                                                     Value
Investments                                   Shares           [Note 2A]
-------------------------------------------------------------------------
Paper & Forest Products - 1.3%
Temple-Inland, Inc.                           92,400        $  5,241,852
-------------------------------------------------------------------------
Pharmaceuticals - 11.4%
Abbott Laboratories                          146,800           8,184,100
American Home Products Corp.                 132,900           8,154,744
Bristol-Myers Squibb Co.                     109,300           5,574,300
Eli Lilly & Co.                               25,600           2,010,624
Johnson & Johnson                             74,200           4,385,220
MedImmune, Inc.(a)                            44,900           2,081,115
Pharmacia Corp.                              137,700           5,872,905
Sepracor, Inc.(a)                            160,100           9,135,306
                                                            ------------
                                                              45,398,314
-------------------------------------------------------------------------
Restaurants - 1.8%
Darden Restaurants, Inc.                     203,200           7,193,280
-------------------------------------------------------------------------
Telecommunications - 3.8%
AT&T Corp.                                   292,600           5,307,764
Hughes Electronics Corp.
     (General Motors Corp.--Cl. H)(a)        180,800           2,793,360
Nextel Communications, Inc.--
     Cl. A(a)                                 48,100             527,176
Sprint Corp--PCS Group(a)                    174,200           4,252,222
Vodafone Group PLC
   ADR (United Kingdom)                       83,400           2,141,712
                                                            ------------
                                                              15,022,234
-------------------------------------------------------------------------
Telecommunications Equipment - 1.6%
Nokia Oyj ADR (Finland)                      261,400           6,412,142
-------------------------------------------------------------------------
Tobacco - 2.4%
Philip Morris Co., Inc.                      211,500           9,697,275
-------------------------------------------------------------------------
Utilities - 5.8%
Dynegy, Inc.--Cl. A                           91,400           2,330,700
El Paso Corp.                                214,701           9,577,811
FirstEnergy Corp.                            166,800           5,834,664
The Williams Companies, Inc.                 204,700           5,223,944
                                                            ------------
                                                              22,967,119
-------------------------------------------------------------------------
Total Long-Term Investments - 95.1%
     (Cost: $351,718,157)                                   $379,001,308
-------------------------------------------------------------------------
                                           Principal
                                              Amount             Value
                                               (000)           [Note 2A]

Short-Term Investment - 4.8%
Commercial Paper
American Express Financial Corp.,
     1.59%, 1/2/2002
     (Cost:$19,004,000)                     $ 19,004        $ 19,004,000
-------------------------------------------------------------------------
Total Investments - 99.9%
     (Cost:$370,722,157)                                     398,005,308
-------------------------------------------------------------------------
Other Assets, Less Liabilities
   Cash                                                              653
   Receivable for investments sold                             1,365,494
   Dividends and interest receivable                             439,240
   Payable for investments purchased                          (1,114,634)
   Payable for pending capital transactions                     (194,747)
-------------------------------------------------------------------------
Assets in Excess
   of Other Liabilities - 0.1%                                   496,006
-------------------------------------------------------------------------
Net Assets - 100%                                           $398,501,314
-------------------------------------------------------------------------
Net Assets, representing:
Equity of Participants
     (other than Annuitants)
     15,270,713 accumulation Units at an
     Accumulation Unit Value of
     $24.6726                                                376,768,194
Equity of Annuitants                                          20,869,313
Equity of The Prudential
Insurance Company of America                                     863,807
                                                            ------------
                                                            $398,501,314
=========================================================================

The following abbreviations are used in portfolio descriptions:
    ADR - American Depository Receipts
    Oyj - Jalkinen Osakeyhtio (Finnish Corporation)
    PLC - Public Liability Company (British Corporation)
    (a) Non-income producing security.

                        See Notes to Financial Statements

                          Financial Statements of VCA-2
                             Statement of Operations

---------------------------------------------------------------------------------------------
Year Ended                                                                 December 31, 2001
---------------------------------------------------------------------------------------------
Investment Income
 Dividends (net of $31,488 foreign withholding tax)                          $  5,153,707
 Interest                                                                         934,529
---------------------------------------------------------------------------------------------
Total Income                                                                    6,088,236
---------------------------------------------------------------------------------------------
Expenses
 Fees Charged to Participants and Annuitants for Investment Management
  Services                                                                        529,965
 Fees Charged to Participants (other than Annuitants) for Assuming
  Mortality and Expense Risks                                                   1,589,894
---------------------------------------------------------------------------------------------
Total Expenses                                                                  2,119,859
---------------------------------------------------------------------------------------------
Net Investment Income                                                           3,968,377
---------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Investments
 Realized Loss on Investments                                                 (35,820,916)
 Decrease in Unrealized Appreciation on Investments                           (14,980,082)
---------------------------------------------------------------------------------------------
Net Loss on Investments                                                       (50,800,998)
---------------------------------------------------------------------------------------------
Net Decrease In Net Assets Resulting from Operations                         $(46,832,621)
=============================================================================================

                       Statement of Changes in Net Assets

---------------------------------------------------------------------------------------------------------------

Year Ended                                                                 December 31, 2001   December 31,2000
---------------------------------------------------------------------------------------------------------------
Operations
 Net Investment Income                                                       $  3,968,377       $   5,441,767
 Net Realized Gain (Loss) on Investments                                      (35,820,916)         35,153,813
 Decrease In Unrealized Appreciation on Investments                           (14,980,082)         (3,444,234)
---------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations               (46,832,621)         37,151,346
---------------------------------------------------------------------------------------------------------------
Capital Transactions
 Purchase Payments and Transfers In                                            18,167,773          25,304,786
 Withdrawals and Transfers Out                                                (45,820,185)       (127,082,903)
 Annual Administration Charges Deducted from Participants' Accumulation
  Accounts                                                                        (19,189)            (20,752)
 Mortality and Expense Risk Charges Deducted from Annuitants' Accounts            (71,256)            (78,759)
 Variable Annuity Payments                                                     (3,257,733)         (3,593,062)
---------------------------------------------------------------------------------------------------------------
Net Decrease In Net Assets Resulting from Capital Transactions                (31,000,590)       (105,470,690)
---------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) In Net Assets Resulting from Surplus Transfers            286,258            (109,743)
---------------------------------------------------------------------------------------------------------------
Total Decrease in Net Assets                                                  (77,546,953)        (68,429,087)
Net Assets
 Beginning of year                                                            476,048,267         544,477,354
---------------------------------------------------------------------------------------------------------------
 End of year                                                                 $398,501,314       $ 476,048,267
===============================================================================================================

                        See Notes to Financial Statements

Notes to Financial Statements of VCA-2
--------------------------------------------------------------------------------

NOTE 1:   General
          The Prudential Variable Contract Account-2 (VCA-2 or the Account) was established on January 9, 1968 by The Prudential Insurance Company of America ("Prudential") under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-2 has been designed for use by public school systems and certain tax-exempt organizations to provide for the purchase and payment of tax-deferred variable annuities. The investment objective of the Account is long-term growth of capital. Its investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2:   Summary of Significant Accounting Policies

          A. Securities Valuation

          Equity Securities
          Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to the Account's valuation procedures.

          Fixed Income Securities
          Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

          Short-Term Investments
          Short-term investments which mature in more than 60 days are valued based on current market quotations. Short-term investments having maturities of sixty days or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accretion of discount or amortization of premium to maturity.

          B. Securities Transactions and Investment Income
          Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-2. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Notes to Financial Statements of VCA-2
--------------------------------------------------------------------------------

          C. Federal Income Taxes
          The operations of VCA-2 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-2 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-2 has not been reduced by federal income taxes.

          D. Annuity Reserves
          Reserves are computed for purchased annuities using the Prudential 1950 Group Annuity Valuation (GAV) Table, adjusted, and a valuation interest rate related to the Assumed Investment Result (AIR). The valuation interest rate is equal to the AIR less .5% in contract charges defined in Note 3A. The AIRs are selected by each Contract-holder and are described in the prospectus.

NOTE 3:   Charges
          A. The Account has a management agreement with Prudential Investments LLC ("PI"), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with management of the Account. PI pays for the services of Jennison.

             A daily charge, at an effective annual rate of 0.125% of the current value of the Participant's (other than Annuitants' and Prudential's) equity in VCA-2, is charged to the Account and paid to PI for investment management services. An equivalent charge is deducted monthly in determining the amount of Annuitants' payments.

             A daily charge, paid to PI for assuming mortality and expense risks, is calculated at an effective annual rate of 0.375% of the current value of the Participant's (other than Annuitants' and Prudential's) equity in VCA-2. A one-time equivalent charge is deducted when the Annuity Units for Annuitants are determined.

             Prudential, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc.

          B. An annual administration charge of not more than $30 annually is deducted from the accumulation account of certain Participants either at the time of withdrawal of the value of the entire Participant's account or at the end of the fiscal year by canceling Accumulation Units. This deduction may be made from a fixed-dollar annuity contract if the Participant is enrolled under such a contract.

          C. A charge of 2.5% for sales and other marketing expenses is made from certain Participant's purchase payments. For the year ended December 31, 2001, Prudential has advised the Account it has received $3,998 for such charges.

NOTE 4:   Purchases and Sales of Portfolio Securities
          For the year ended December 31, 2001, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $333,389,099 and $406,657,979, respectively.

Notes to Financial Statements of VCA-2
--------------------------------------------------------------------------------

NOTE 5:   Unit Transactions

          The number of Accumulation Units issued and redeemed for the years ended December 31, 2001 and December 31, 2000 are as follows:

                                             Year Ended                        Year Ended
                                          December 31, 2001                December 31, 2000
--------------------------------------------------------------------------------------------------
Units issued                            713,442   $ 18,167,773        1,008,885      $  25,304,786
--------------------------------------------------------------------------------------------------
Units redeemed                       (1,814,330)   (45,820,185)      (5,061,311)      (127,082,903)
--------------------------------------------------------------------------------------------------
Net increase (decrease)              (1,100,888)  $(27,652,412)      (4,052,426)     $(101,778,117)
--------------------------------------------------------------------------------------------------

NOTE 6:   Net Increase (Decrease) in Net Assets Resulting from Surplus Transfers

          The increase (decrease) in net assets resulting from surplus transfers represents the net increases to/(reductions) from Prudential's investment Account. The increase (decrease) includes reserve adjustments from morality and expense risks assumed by Prudential.

NOTE 7:   Participant Loans

          Participant loan initiations are not permitted in VCA-2. However, participants who initiated loans in other accounts are permitted to direct loan repayments into VCA-2.

          For the years ended December 31, 2001 and December 31, 2000, $25,918 and $26,631 of participant loan principal and interest has been paid to VCA-2, respectively. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

                       Report of Independent Accountants

To the Committee and Participants
of The Prudential Variable Contract Account - 2 of The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 2 of The Prudential Insurance Company of America (the "Account") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 26, 2002

MANAGEMENT OF VCA-2 (UNAUDITED)

Information pertaining to the Committee Members of VCA-2 is set forth below. Committee Members who are not deemed to be "interested persons" of VCA-2 as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Committee Members." Committee Members who are deemed to be "interested persons" of VCA-2 are referred to as "Interested Committee Members." "Fund Complex" consists of VCA-2 and any other investment companies managed by Prudential Investments LLC (PI).

                         Independent Committee Members

                                                                                                     Number of
                                                                                                     Portfolios in     Other
                                           Term of                                                   Fund Complex      Directorships
                                           Office***                                                 Overseen by       Held by
Name, Address**              Position      and Length of   Principal Occupations                     Committee         the Committee
and Age                      With VCA-2    Time Served     During Past 5 Years                       Member            Member****
------------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (68)  Committee     Since 1985      President (since December 1978)           79                Member
                             Member                        of New Jersey Institute of                                  (since 2000),
                                                           Technology; Commissioner                                    Board of
                                                           (since 1998) of the Middle                                  Directors of
                                                           States Association Commission                               IDT
                                                           on Higher Education; Commissioner                           Corporation.
                                                           (since 1985) of the New Jersey
                                                           Commission on Science and
                                                           Technology; Director (since 1998),
                                                           Society of Manufacturing
                                                           Engineering Education Foundation;
                                                           formerly a director or trustee of
                                                           Liberty Science Center, Research
                                                           and Development Council of
                                                           New Jersey, New Jersey State
                                                           Chamber of Commerce, and
                                                           National Action Council for
                                                           Minorities in Engineering.


W. Scott McDonald, Jr. (64)  Committee     Since 1985      Vice President (since 1997)               79
                             Member                        of Kaludis Consulting Group, Inc.
                                                           (a Sallie Mae company serving higher
                                                           education); formerly principal
                                                           (1993-1997), Scott McDonald &
                                                           Associates; Chief Operating Officer
                                                           (1991-1995), Fairleigh Dickinson
                                                           University; Executive Vice President
                                                           and Chief Operating Officer (1975-1991),
                                                           Drew University; interim President
                                                           (1988-1990), Drew University and
                                                           founding director of School, College
                                                           and University Underwriters Ltd.

Joseph Weber, Ph.D. (78)/1/  Committee     Since 1985      Vice President, Finance, Interclass       62
                             Member                        (international corporate learning)
                                                           since 1991; formerly President,
                                                           The Alliance for Learning; retired
                                                           Vice President, Member of the
                                                           Board of Directors and Member of
                                                           the Executive and Operating Committees,
                                                           Hoffmann-LaRoche Inc; Member, Board of
                                                           Overseers, New Jersey Institute of
                                                           Technology; Trustee and Vice Chairman
                                                           Emeritus, Fairleigh Dickinson University.


MANAGEMENT OF VCA-2 (UNAUDITED) (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
                                                     Interested Committee Members

                                                                                                  Number of
                                                                                                  Portfolios in        Other
                                            Term of                                               Fund Complex         Directorships
                                            Office***                                             Overseen by          Held by
Name, Address**             Position        and Length of    Principal Occupations                Committee            the Committee
and Age                     With VCA-2      Time Served      During Past 5 Years                  Member               Member****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (44) Chairman and    Since 1999       President, Chief Executive Officer   115
                            Committee                        and Chief Operating Officer
                            Member                           (since June 1999) of PI; Senior
                                                             Vice President (since June 1999)
                                                             of The Prudential Insurance
                                                             Company of America; formerly Senior
                                                             Vice President (August 1993-May
                                                             1999) of PaineWebber Group, Inc.



Information pertaining to the Officers of the Account who are not also Committee Members is set forth below.



                                                             Officers


                                             Term of
                                             Office***
Name, Address**          Position           and Length of    Principal Occupations
and Age                  With VCA-2         Time Served      During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Robert F. Gunia (55)     Vice President     Since 1999       Executive Vice President and Chief
                                                             Administrative Officer (since June 1999)
                                                             of PI; Executive Vice President and
                                                             Treasurer (since January 1996) of PI;
                                                             President (since April 1999) of Prudential
                                                             Investment Management Services LLC
                                                             (PIMS); Corporate Vice President (since
                                                             September 1997) of The Prudential
                                                             Insurance Company of America
                                                             (Prudential); formerly Senior Vice
                                                             President (March 1987-May 1999) of
                                                             Prudential Securities; formerly Chief
                                                             Administrative Officer (July 1989-
                                                             September 1996), Director (January
                                                             1989-September 1996) and Executive
                                                             Vice President, Treasurer and Chief
                                                             Financial Officer (June 1987-December
                                                             1996) of PMF.


Judy A. Rice (54)        Vice President     Since 2001       Executive Vice President (since 1999)
                                                             of PI; formerly various positions to
                                                             Senior Vice President (1992-1999) of
                                                             Prudential Securities; and various
                                                             positions to Managing Director (1975-1992)
                                                             of Salomon Smith Barney Advisors; Member
                                                             of Board of Governors of the Money
                                                             Management Institute; Member of the
                                                             Prudential Securities Operating Council
                                                             and a Member of the Board of Directors for
                                                             the National Association for Variable Annuities.


MANAGEMENT OF VCA-2 (UNAUDITED) (CONT'D)
---------------------------------------------------------------------------------------------------------
                                              Term of
                                              Office***
Name, Address**           Position            and Length of  Principal Occupations
and Age                   With VCA-2          Time Served    During Past 5 Years
---------------------------------------------------------------------------------------------------------
Jonathan D. Shain (43)    Secretary           Since 2001     Vice President and Corporate Counsel
                                                             (since August 1998) of Prudential;
                                                             formerly Attorney with Fleet Bank, N.A.
                                                             (January 1997-July 1998) and Associate
                                                             Counsel (August 1994-January 1997) of
                                                             New York Life Insurance Company.


Grace C. Torres (42)      Treasurer and       Since 1997     Senior Vice President (since January
                          Principal Financial                2000) of PI; formerly First Vice
                          and Accounting                     President (December 1996-January
                          Officer                            2000) of PI and First Vice President
                                                             (March 1993-1999) of Prudential Securities.


Jeffrey Scarbel (38)      Assistant Treasurer Since 2000     Vice President (since November 2000)
                                                             of PI; formerly Director (October 1996-
                                                             November 2000) of PI.

----------------------

1 Mr. Weber is scheduled to retire from the Committee as of December 31, 2002.

* "Interested" Committee Member, as defined in the 1940 Act, by reason of employment with the Manager (as defined below) and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Committee Members and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

*** There is no set term of office for Committee Members and Officers. The Independent Committee Members have adopted a retirement policy, which calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Committee Member and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

Additional information about VCA-2's Committee Members is included in VCA-2's Statement of Additional Information which is available without charge, upon request, by calling (800)458-6333.

================================================================================

                  The Prudential Variable Contract Account - 2
                                Committee Members

DAVID R. ODENATH, JR.            W. SCOTT MCDONALD, JR., PH.D.
Chairman,                        Vice President,
The Prudential Variable          Kaludis Consulting Group
Contract Accounts -2


     SAUL K. FENSTER, PH.D.             JOSEPH WEBER, PH.D.
     President,                         Vice President,
     New Jersey Institute               Interclass (international
     of Technology                      corporate learning)

================================================================================

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

If you own a variable life insurance contract, please call the following telephone number:

                                   [GRAPHIC]
                                 (800)778-2255
                         8 a.m. - Midnight Eastern Time

If you own a variable annuity contract, please call the following telephone number:

                                   [GRAPHIC]
                                 (888)778-2888
                          8 a.m. - 9 p.m. Eastern Time

================================================================================
Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks. Morgan Stanley Capital International Europe Index comprises approximately 620 European companies. Salomon Brothers Extended Market Index defines the small capitalization stock universe or remaining 20% of the available capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. Morgan Stanley Capital International Europe, Australia, Far East Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. S&P/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios. Morgan Stanley Capital International World Free Index contains those companies in the MCSI World Index that reflect actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. Morgan Stanley Capital International Japan Index measures the performance of Japan's stock market.

================================================================================
Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.

================================================================================
In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free number listed on the back cover of this report should be used to request additional copies. Proxy material and tax information will continue to be sent to each account of record.

The Prudential Insurance Company of America                    -----------------
30 Scranton Office Park                                            Presorted
Scranton, PA 18507-1789                                            Standard
(800) 458-6333                                                    U.S. Postage
                                                                     PAID
                                                                  Prudential
                                                               -----------------



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